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Advice that works.

Trustmark
Banking and Financial Solutions

Sterne Agee

4th Annual Financial Services Symposium

Orlando, Florida

February 9, 2009

Forward-Looking Statements

Trustmark
Banking and Financial Solutions

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract non-interest bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, changes in Trustmark's ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation

December 31, 2008



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida

Trustmark is an integrated provider of banking and financial solutions

- **$9.8 billion in total assets**
- **$6.7 billion in loans held for investment**
- **$6.8 billion in deposits**
- **$1.2 billion of market capitalization**
- **Serving Florida, Mississippi, Tennessee and Texas**
- **150 Banking Centers**
- **2,600 Associates**

Trustmark Corporation
Revenue and Noninterest Income Composition
Year Ended December 31, 2008

($ in millions)

Total Revenue $496



Mortgage $47
Auto/Credit Card $26
Insurance $33
Treasury & Other $64
Wealth Management $33
10%
5%
7%
13%
7%
Memphis, TN 3%
Houston, TX 6%
MS-Other 19%
FL Panhandle 3%
Jackson 27%
Commercial – Retail Banking $293

Total Noninterest Income $177



Service Charges $54
General Banking $31
30%
18%
Other $5
3%
15%
16%
18%
Mortgage $26
Insurance $33
Wealth Management $29

Fee Income to Total Revenue 35.7%

Trustmark Corporation
Loans Held for Investment
December 31, 2008

($ in millions)

Commercial Loans $4,233



State & Political Subs $271
Other $115
Construction & Land Development $1,029
Owner Occupied RE $722
6%
3%
24%
17%
19%
30%
CRE Income Producing $813
C & I $1,284

Consumer Loans $2,489



Other $70
Branch Direct $792
3%
32%
Home Mortgage $919
37%
2%
26%
Credit Card $50
Indirect Auto $658

Total Loans $6,722

Trustmark Corporation
Deposits
December 31, 2008

($ in millions)

By Type



Time
$2,541
37%
Noninterest
Checking
$1,496
22%
23%
13%
4%
Interest
Checking
$1,598
Money
Market $902
Savings
$287

By Region



FL
Panhandle
$218
Memphis,
TN $632
Houston,
TX $486
3%
9%
7%
32%
48%
Other MS
$2,210
Jackson,
MS $3,278

Total Deposits $6,824

Trustmark Corporation
Financial Results and Capital

Financial Results	Q4-07	Q1-08	Q2-08	Q3-08	Q4-08
Earnings per common share	$0.42	$0.46	$0.31	$0.41	$0.42
Return on average tangible common equity	16.28%	17.59%	11.70%	15.16%	15.10%
Return on average assets	1.06%	1.19%	0.77%	1.02%	1.07%
Net Interest Margin - FTE	3.93%	3.92%	3.91%	4.01%	4.20%
Efficiency Ratio	56.80%	56.64%	56.64%	58.85%	55.86%

Capital Ratios	Q4-07	Q1-08	Q2-08	Q3-08	Q4-08
Tangible common equity/ Tangible assets	6.94%	7.05%	6.88%	7.22%	6.95%
Tier 1 risk-based capital ratio	9.17%	9.42%	9.58%	9.86%	13.01%
Total risk-based capital ratio	10.93%	11.21%	11.46%	11.80%	14.95%

Houston MSA

Trustmark
Banking and Financial Solutions

- Trustmark has 16 banking centers
- $839 million in loans and $486 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms
- Six new banking centers opened during last 36 months



GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
Kingwood
WALLER
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
HARRIS
San Jacinto
Highlands
San Felipe
Brookshire
Katy
Spring Valley
AUSTIN
I-10 Hov Ln
Bunker Hill Village
Piney Point Village
Houston
Jacinto City
Channelview
Buffalo Bayou
Baytown
Galena Park
Pasadena
Bellaire
Simonton
Deer Park
La Porte
Brays Bayou
South Houston
Wallis
Sugar Land
Armand Bayou
Stafford
Richmond
Missouri City
Taylor Lake Village
WHARTON
FORT BEND
Rosenberg
Pearland
Clear Creek
Webster
East Bernard
BRAZORIA
Friendswood
Bacliff
Manvel
Smithers Lake
GALVESTON

■ Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,583,450	15.09%	0.55%	16

+ As of 12/31/08
++ As of 6/30/2008
Source: SNL Financial and ESRI

Jackson Metro

Trustmark
Banking and Financial Solutions

- Trustmark has $2.1 billion in loans and $3.3 billion in deposits+
- Maintain market dominance by focusing on cross-selling and retention
- Four new banking centers opened during last 36 months



MADISON
MISSISSIPPI
HINDS
RANKIN
Flora
Canton
Natchez Trace Pkwy
Ross Barnett Reservoir
Madison
Ridgeland
Clinton
Bolton
Flowood
Pearl
Brandon
Pelahatchie
Raymond
Richland
Florence
Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	253,766	1.09%	43.55%	21
Rankin	141,751	13.37%	31.25%	11
Madison	93,668	14.26%	27.44%	8
TOTAL	**489,185**	**7.17%**	**37.54%**	**40**

+ As of 12/31/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Memphis MSA

Trustmark
Banking and Financial Solutions

- Trustmark has $451 million in loans and $632 million in deposits+
- Focus on middle market commercial and real estate lending
- Three new banking centers opened during last 36 months



Rosemark
Millington
Arlington
Loosahatchie
TENNESSEE
Lakeland
Marion
Bartlett
Eads
Somerville
Memphis
Fisherville
Williston
FAYETTE
Lake McKellar
Collierville
Rossville Junction
SHELBY
Southaven
Olive Branch
Horn Lake
Memphis
MARSHALL
Byhalia
DE SOTO
Hernando
Coldwater
MISSISSIPPI

■ Banking center

	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,324,150	6.28%	3.16%	24

+ As of 12/31/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

2008 Strategic Focus

Trustmark
Banking and Financial Solutions

- **Manage crisis in financial services industry**
  - Reduced credit exposure in Florida, indirect auto, HELOC and credit card
  - Increased investment securities portfolio
  - Maintained stable deposit base
  - Managed mortgage banking interest rate volatility
- **Assess and resolve problem assets and lines of business**
  - Loan loss reserves exceeded NCOs by $15.1 million; ALL increased 28bps to 1.41% of total loans
  - Exited indirect auto operations
  - Established Florida Special Assets group
- **Preserve and grow tangible equity**
  - Increased internally generated tangible common equity $58.1 million
  - Issued $215 million in senior preferred securities to U.S. Treasury
  - Tangible book value per share increased 9.6% to $11.49
  - Total risk based capital increased from 10.93% to 14.95%

2008 Strategic Focus

Trustmark
Banking and Financial Solutions

- **Continue retail banking center program**
  - Opened six banking centers in Houston (2), Memphis, Panama City, MS Gulf Coast, and Jackson
  - Closed two offices with limited growth opportunities

- **Invest in technology with new retail deposit system**
  - Implemented Phase I of Argo Data Platform
  - Continued image technology deployment: check processing, remote capture, merchant check capture

- **Devote resources to grow Houston franchise**
  - Expanded network to 16 offices
  - Added market-experienced commercial and retail associates

2009 Strategic Focus

Trustmark
Banking and Financial Solutions

- Manage credit and balance sheet risk
- Enhance and expand Commercial Banking business development program
- Continue development of Houston franchise
- Vigorously defend leadership position in major legacy market
- Preserve equity
- Selectively seek deposit acquisition opportunities

Reasons to Invest in Trustmark

Trustmark
Banking and Financial Solutions

- **Diversified business mix in attractive markets**
- **Liquid, well-positioned balance sheet**
- **Solid profitability metrics**
- **Strong capital base**
- **Positioned for growth and profitability**
- **Focused on maximizing shareholder value**

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Florida Panhandle

- Trustmark has $618 million in loans and $218 million in deposits+
- Cross-sell to Fisher-Brown's commercial insurance customers
- Focus on commercial lending
- Expand Wealth Management
- New banking center in Panama City opened June 2008



Banking center
OKALOOSA
FLORIDA
WALTON
WASHINGTON
BAY
HOLMES
Ponce de Leon
Redbay
Vernon
Niceville
Valparaiso
Wright
Ocean City
Mary Esther
Fort Walton Beach
Destin
Choctawhatchee Bay
Miramar Beach
Santa Rosa Beach
Freeport
Laguna Beach
West Bay
Southport
Panama City Beach
Panama City
Hiland Park
Gulf of Mexico

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,977	7.82%	5.32%	3
Okaloosa	197,945	9.94%	1.40%	3
Walton	57,044	22.51%	8.18%	3
Total	**425,966**	**10.77%**	**3.74%**	**9**

+ As of 12/31/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Trustmark Corporation
Credit Quality Trends

($ in millions)

Quarter Ended December 31, 2008	Florida	Mississippi	Tennessee	Texas	Total
Total Loans *(including HFS)*	$618	$4,911*	$592	$839	$6,961
Nonperforming Loans	$75.1	$18.7	$3.6	$16.6	$114.0
Other Real Estate	$21.3	$6.1	$8.9	$2.3	$38.6
Nonperforming Assets	$96.4	$24.8	$12.5	$18.9	$152.6
Nonperforming Assets/Total Loans + ORE	15.08%	0.50%	2.08%	2.25%	2.18%
Provision for Loan Losses	$6.5	$5.8	$1.5	$3.0	$16.7
Net Charge-offs	$7.2	$4.4	$0.8	$0.3	$12.7

Periods Ended	2001	2002	2003	2004	2005	2006	2007	2008
Total Loans *(Including HFS)*	$4,524	$4,617	$5,044	$5,477	$6,060	$6,659	$7,188	$6,961
Allowance for Loan and Lease Losses	$75.5	$74.8	$74.3	$64.8	$76.7	$72.1	$79.9	$94.9**
NPA/Total Loans + ORE	0.93%	0.82%	0.59%	0.51%	0.56%	0.58%	1.02%	2.18%
Net Charge-offs/Average Loans	0.35%	0.33%	0.21%	0.12%	0.13%	0.06%	0.23%	0.87%

*Includes loans HFS of $238 million

**Allocation of $94.9 million allowance for loan losses represented 1.79% of commercial loans and 0.72% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.41%.

Construction and Land Development

December 31, 2008

($ in millions)

	Total Construction Land and Development Loans		Florida		Mississippi (Central and Southern Regions)		Tennessee (Memphis, TN / Northern MS Region)		Texas	
	$	% of Total Loans	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Lots	$ 127	12.3%	$ 77	60.5%	$ 32	25.1%	$ 6	4.3%	$ 13	10.1%
Development	213	20.7%	36	16.9%	91	42.9%	12	5.5%	74	34.7%
Unimproved land	302	29.3%	114	37.9%	107	35.3%	34	11.3%	47	15.6%
1-4 family construction	191	18.6%	29	15.3%	90	46.8%	12	6.2%	61	31.6%
Other construction	196	19.0%	38	19.5%	78	40.0%	21	10.5%	59	30.0%
Construction and land development loans	$ 1,029	100.0%	$ 294	28.6%	$ 398	38.7%	$ 84	8.1%	$ 253	24.6%

By Type



Other construction $196
19%
Lots $127
12%
21%
Development $213
19%
1-4 Family construction $191
29%
Unimproved land $302

By Region



Texas $253
24%
Florida $294
29%
8%
Tennessee $84
39%
Mississippi $398

Florida Loans

December 31, 2008

($ in millions)

Loan Type	$	% of Loans
Construction and land development	$ 294	47.6%
Secured by 1-4 family residential	92	14.8%
Secured by nonfarm, nonresidential	179	29.0%
Other real estate secured	13	2.0%
Commercial and industrial loans	19	3.0%
Consumer loans	3	0.5%
Other loans	18	2.9%
Total Loans	$ 618	100.0%

Construction Land and Development	$	% of Loans
Lots	$ 77	26.1%
Development	36	12.2%
Unimproved land	114	38.8%
1-4 family construction	29	9.9%
Other construction	38	13.0%
Construction and land development loans	$ 294	100.0%

Total Loans by Type
$618 million


Other Real Estate Secured $13
Nonfarm, nonresidential $179
C & I $19
29%
2%
3%
3%
Other $21
1-4 Family $92
15%
48%
Construction & land development $294

Construction and Land Development
$294 million


Other construction $38
13%
26%
Lots $77
1-4 Family $29
10%
12%
39%
Development $36
Unimproved land $114

Florida Credit Quality

December 31, 2008

($ in thousands)

	Total Loans	Criticized Loans	Classified Loans (1)	Nonaccrual Loans (2)	Impaired Loans (3)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss reserve % of Non-Impaired Loans
Construction Land and Development:								
Lots	$76,849	$21,174	$15,529	$10,386	$5,698	$71,151	$3,542	4.98%
Development	35,927	17,462	17,462	17,461	8,636	27,291	2,537	9.30%
Unimproved land	114,232	69,462	36,247	20,496	19,680	94,552	5,043	5.33%
1-4 family construction	29,246	12,626	12,626	9,630	9,630	19,616	644	3.28%
Other construction	38,219	24,952	13,959	9,328	6,482	31,737	2,850	8.98%
Construction and land development loans	$294,473	$145,676	$95,823	$67,301	$50,126	$244,347	$14,616	5.98%
Commercial, commercial real estate and consumer	323,839	31,011	19,265	7,791	1,019	322,820	6,449	2.00%
Total Florida Loans	$618,312	$176,687	$115,088	$75,092	$51,145	$567,167	$21,065	3.71%

1) Criticized loans include all classified loans as defined in (2) below as well as other loans that exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
2) Classified loans include those loans identified by management as exhibiting well defined credit weaknesses that may jeopardize repayment in full of the debt.
3) All nonaccrual loans over $1 million are individually assessed for impairment in accordance with SFAS No. 114. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset's net realizable value is charged off.

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK.

Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

Joseph Rein
First Vice President
601-208-6898
jrein@trustmark.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions